UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): April 26, 2007

SigmaTel, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50391	74-2691412
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1601 S. MoPac Expressway

Suite 100

Austin, Texas 78746

(Address of principal executive offices)

Registrant’s telephone number, including area code:

(512) 381-3700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

SigmaTel (“SigmaTel”) is filing this Current Report on Form 8-K/A as Amendment No. 1 to its Current Report on Form 8-K (the “Form 8-K”) filed with the Securities and Exchange Commission (the “Commission”) on May 2, 2007, to report that PricewaterhouseCoopers, LLP’s (“PwC”) services to SigmaTel ceased, effective July 23, 2007, upon SigmaTel’s engagement of BDO Seidman, LLP as SigmaTel’s independent registered public accounting firm. As previously reported in the Form 8-K, PwC was to cease its services upon the completion of its procedures regarding the unaudited interim financial statements of SigmaTel for the quarters ended June 30, 2007 and March 31, 2007 and for the six-month period ended June 30, 2007 and the related quarterly reports on Form 10-Q in which such financial statements will be included, or sooner upon the appointment by SigmaTel of a successor audit firm.

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a)	On April 26, 2007, PricewaterhouseCoopers, LLP (“PwC”) informed SigmaTel, Inc. (“SigmaTel”or “the Company”) that it would not stand for reappointment as SigmaTel’s independent registered public accounting firm and that their services to SigmaTel would cease (i) upon completion of its procedures regarding the unaudited interim financial statements of SigmaTel for the quarters ended June 30, 2007 and March 31, 2007 and for the six-month period ended June 30, 2007 and the related quarterly reports on Form 10-Q in which such financial statements will be included, or (ii) sooner upon the appointment by SigmaTel of a successor audit firm. PwC completed such procedures regarding the Form 10-Q and related unaudited interim financial statements of SigmaTel for the quarter ended March 31, 2007, but did not initiate procedures on the Form 10-Q and related unaudited interim financial statements for the quarter ended June 30, 2007. On July 23, 2007, upon SigmaTel’s engagement of BDO Seidman, LLP as SigmaTel’s independent registered public accounting firm, PwC ceased functioning as SigmaTel’s independent registered public accounting firm.

The reports of PwC on SigmaTel’s financial statements for the fiscal years ended December 31, 2006 and December 31, 2005 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principle.

During the fiscal years ended December 31, 2006 and December 31, 2005, and through July 23, 2007, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to PwC’s satisfaction, would have caused PwC to make reference thereto in its reports on SigmaTel’s financial statements for such years.

During the fiscal years ended December 31, 2006 and December 31, 2005 and through July 23, 2007, there were no reportable events (as described in Item 304(a)(1)(v) of Regulation S-K), except as noted below, which are being re-disclosed herein. The Item 9A section of the Company’s Form 10-K for the year ended December 31, 2006 disclosed a material weakness regarding the Company’s inability to maintain effective controls over the completeness and accuracy of the income tax provision and related income taxes payable and deferred income tax accounts. The Item 4 section of the Company’s Form 10-Q for the quarter ended September 30, 2005 disclosed a material weakness regarding the Company’s inability to maintain effective controls over the completeness and accuracy of revenue recognition. Management of the Company believes that the material weakness related to revenue recognition was subsequently remediated. The Company has authorized PwC to respond fully to the inquiries of the successor independent registered public accounting firm regarding the subject matter of such material weaknesses.

SigmaTel has provided PwC with a copy of the above disclosures prior to its filing with the Securities and Exchange Commission (the “SEC”) and requested PwC to furnish a letter addressed to the SEC stating whether or not it agrees with the statements made above. Attached as Exhibit 16.1 is a copy of the PwC letter to the SEC.

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Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
16.1	Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 27, 2007
SIGMATEL, INC.

	By:	/S/ R. Scott Schaefer
R. Scott Schaefer
Vice President of Finance and Chief Financial Officer

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EXHIBIT INDEX

EXHIBIT NO.
16.1	Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission.

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